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                                                                    EXHIBIT 10.4


                                 AMENDMENT NO. 1
                                     TO THE
                                L.A. GEAR, INC.
                     EMPLOYEE STOCK SAVINGS PLAN AND TRUST


         WHEREAS, L.A. Gear, Inc. (the "Company") approved and adopted the L.A. Gear, Inc. Employee Stock Savings Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective December 1, 1985 and most recently restated effective August 1, 1993;

         WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

         NOW THEREFORE RESOLVED, that Sections 1, 3, 4, 7, 8, 9, 10, 11, 12, 17, 18 and 19 are amended effective August 1, 1993 and Section 2 is amended effective February 1, 1995 as follows:

Effective August 1, 1993:

1. Section 1 is amended to restate Subsection 1.11 in its entirety, to add new Subsections 1.14, 1.16, 1.19, 1.20 and 1.24, to restate Subsections 1.25, 1.36, 1.37, 1.47, 1.50 and 1.52 (formerly
         Subsections 1.20, 1.31, 1.32, 1.42, 1.45 and 1.47) each in its entirety, and to redesignate each affected Subsections as follows:

         1.11 "Compensation". The sum of a Participant's Taxable Income and salary reductions, if any, pursuant to Code sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) or 457, but excluding reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses, deferred compensation and welfare benefits.

                 For purposes of determining benefits under this Plan, Compensation is limited to $200,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year. For purposes of determining benefits under this Plan for Plan Years beginning after December 31, 1993, Compensation is limited to $150,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year. For purposes of the preceding sentences, in the case of an HCE who is a 5% Owner or one of the 10 most highly compensated Employees, (i) such HCE and such HCE's family group (as defined below) shall be treated as a single employee and the Compensation of each family group member shall be aggregated with the Compensation of such HCE, and (ii) the limitation on Compensation shall be allocated among such HCE and his or her family group members in proportion to each individual's Compensation before the application of this sentence. For purposes of this Section, the term "family group" shall mean an Employee's spouse and lineal descendants who have not attained age 19 before the close of the year in question.

                 For the purpose of determining HCEs and key employees, Compensation for the entire Plan Year shall be used. For the purpose of determining ADP and ACP, Compensation shall be limited to amounts paid to an Eligible Employee while a Participant.


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L.A. GEAR, INC.                                                 AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


         1.14 "Direct Rollover". A payment from the Plan to an Eligible Retirement Plan specified by a Distributee.

         1.16 "Distributee". An Employee or former Employee, the surviving spouse of an Employee or former Employee and a spouse or former spouse of an Employee or former Employee determined to be an alternate payee under a QDRO.

         1.19 "Eligible Retirement Plan". An individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts a Distributee's Eligible Rollover Distribution, except that with regard to an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.20 "Eligible Rollover Distribution". A distribution of all or any portion of the balance to the credit of a Distributee, excluding a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of a Distributee or the joint lives (or joint life expectancies) of a Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; a distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of a distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

         1.24 "Expatriate Employee". A full-time Employee of an Employer relocated to an international assignment at a location other than his or her Home country.

         1.25 "Forfeiture Account". An account holding amounts forfeited by Participants who have left the Employer, invested in interest bearing deposits of the Trustee, pending disposition as provided in this Plan and Trust and as directed by the Administrator.

         1.36 "Participant". An Eligible Employee who begins to participate in the Plan after completing the eligibility requirements as described in Section 2.1. An Eligible Employee who makes a Rollover Contribution prior to completing the eligibility requirements as described in Section 2.1 shall also be considered a Participant except for purposes of provisions related to Contributions (other than a Rollover Contribution). A Participant's participation continues until his or her employment with all Related Companies ends and his or her Account is distributed or forfeited.

         1.37 "Pay". All cash compensation paid to an Eligible Employee by an Employer while a Participant during the current period, except that with regard to an Expatriate Employee base pay shall be substituted for the preceding reference


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


                 to all cash compensation. Pay excludes reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses, deferred compensation and welfare benefits.

                 Pay is neither increased nor decreased by any salary credit or reduction pursuant to Code sections 125 or 402(e)(3). Pay is limited to $200,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year. Pay is limited to $150,000 (as indexed for the cost of living pursuant to Code sections 401(a)(17) and 415(d)) per Plan Year effective for Plan Years beginning after December 31, 1993.

                 For purposes of the Contributions described in Section 5.2, the limitations as described in the second paragraph of
                 Section 1.11 shall also apply.

         1.47 "Taxable Income". Compensation in the amount reported by the Employer as "Wages, tips, other compensation" on Form W-2, or any successor method of reporting under Code section 6041(d).

         1.50 "Trust". The legal entity created by those provisions of this document which relate to the Trustee. The Trust is part of the Plan and holds the Plan assets which are comprised of the aggregate of Participants' Accounts, any unallocated funds invested in deposit or money market type assets pending allocation to Participants' Accounts or disbursement to pay Plan fees and expenses and the Forfeiture Account.

         1.52 "Year of Vesting Service". A 12 consecutive month period ending on the last day of a Plan Year in which an Employee is credited with at least 1,000 Hours of Service. An Employee shall be credited with a Year of Vesting Service at such time he or she is credited with 1,000 Hours of Service during such 12 consecutive month period.

2. Section 3 is amended to restate Subsections 3.1, 3.2, 3.6 and 3.7 each in its entirety as follows:

         3.1     Employee 401(k) Contribution Election

                 Upon becoming a Participant, an Eligible Employee may elect to reduce his or her Pay by an amount which does not exceed the Contribution Dollar Limit, within the limits described in the Contribution Percentage Limits paragraph of this Section 3, and have such amount contributed to the Plan by the Employer as an Employee 401(k) Contribution. The election shall be made as a whole percentage of Pay in such manner and with such advance notice as prescribed by the Administrator. In no event shall an Employee's Employee 401(k) Contributions under the Plan and all other plans, contracts or arrangements of all Related Companies exceed the Contribution Dollar Limit for the Employee's taxable year beginning in the Plan Year.


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


         3.2     After-Tax Contribution Election

                 Upon becoming a Participant, an Eligible Employee may elect to make After-Tax Contributions to the Plan in an amount which does not exceed the limits described in the Contribution Percentage Limits paragraph of this Section 3. The election shall be made as a whole percentage of Pay in such manner and with such advance notice as prescribed by the Administrator.

         3.6     Refunds When Contribution Dollar Limit Exceeded

                 A Participant who makes Employee 401(k) Contributions for a calendar year to this and any other qualified defined contribution plan in excess of the Contribution Dollar Limit may notify the Administrator in writing by the following March 1 (or as late as April 14 if allowed by the Administrator) that an excess has occurred. In this event, the amount of the excess specified by the Participant, adjusted for investment gain or loss, shall be refunded to him or her by April 15 and shall not be included as an Annual Addition under Code section 415 for the year contributed. Refunds shall not include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution. However, for Plan Years ending before December 31, 1993, refunds shall include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution.

         3.7     Timing, Posting and Tax Considerations

                 Participants' Contributions, other than Rollover Contributions, may only be made through payroll deduction. Such amounts shall be paid to the Trustee in cash and posted to each Participant's Account(s) as soon as such amounts can reasonably be separated from the Employer's general assets and balanced against the specific amount made on behalf of each Participant. In no event, however, shall such amounts be paid to the Trustee more than 90 days after the date amounts are deducted from a Participant's Pay. Employee 401(k) Contributions shall be treated as employer contributions in determining tax deductions under Code section 404(a).

3. Section 4 is amended to restate the first paragraph of Subsection 4.1 in its entirety as follows:

         4.1     Rollover

                 The Administrator may authorize the Trustee to accept a rollover contribution in cash, within the meaning of Code section 402(c) or 408(d)(3)(A)(ii), directly from an Eligible Employee or as a Direct Rollover from another qualified plan on behalf of the Eligible Employee, even if he or she is not yet a Participant. The Employee shall be responsible for furnishing satisfactory evidence, in such manner as prescribed by the Administrator, that the amount is eligible for


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


                 rollover treatment. A rollover contribution received directly from an Eligible Employee must be paid to the Trustee in cash within 60 days after the date received by the Eligible Employee from a qualified plan or conduit individual retirement account. Contributions described in this paragraph shall be posted to the applicable Employee's Rollover Account as of the date received by the Trustee.

4. Section 7 is amended to restate Subsection 7.2 and 7.6 each in its entirety as follows:

         7.2     Investment Fund Elections

                 Each Participant (or Beneficiary) shall direct the investment of all of his or her Contribution Accounts except for these
                 Accounts:

                          Employer Matching Account
                          ESOP Account

                 which shall be entirely invested in the Investment Fund specified by the Administrator, which Investment Fund as of the Effective Date is set forth in Appendix A. However, a Participant who has attained age 55 may direct the investment of the balances in his or her Employer Matching and ESOP Accounts. Future amounts allocated to his or her Employer Matching and ESOP Accounts will continue to be entirely invested in the Investment Fund specified by the Administrator, until otherwise directed by the Participant.

                 A Participant (or Beneficiary) shall make his or her investment election in any combination of one or any number of the Investment Funds offered in accordance with the procedures established by the Administrator and Trustee.

         7.6     Switching Fees

                 A reasonable processing fee may be charged directly to a Participant's Account for investment election changes in excess of a specified number per Plan Year as determined by the Administrator. See Appendix B for the processing fee and specified number as of the Effective Date.

5. Section 8 is amended to restate Subsection 8.4 in its entirety as follows:

         8.4     Forfeitures

                 A Participant's non-vested Account balance shall be forfeited as of the Settlement Date following the Sweep Date on which the Administrator has reported to the Trustee that the Participant's employment has terminated with all Related Companies. Forfeitures from all Employer Contribution Accounts shall be transferred to and maintained in a single Forfeiture Account, which shall be invested in interest bearing deposits of the Trustee. Forfeiture Account


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


                 amounts shall be utilized to restore Accounts, to pay Plan fees and expenses and to reduce Employer Matching Contributions as directed by the Administrator.

6. Section 9 is amended to restate Subsection 9.8 in its entirety as follows:

         9.8     Loan Application, Approval, Note and Security

                 A Participant shall apply for any loan in such manner and with such advance notice as prescribed by the Administrator. The Administrator, or the Trustee if otherwise authorized by the Administrator and agreed to by the Trustee, is responsible for determining that a loan request conforms to the requirements described in this Section and granting such request.

                 All loans shall be evidenced by a promissory note, secured only by the portion of the Participant's Account from which the loan is made, and the Plan shall have a lien on this portion of his or her Account.

7. Section 10 is amended to restate the first four lines of Subsection 10.1(d) and to restate Subsections 10.5 (b), (c) and (e) each in its entirety and to delete Subsection 10.5 (g) as follows:

         10.1    Withdrawals for Hardship

                 (d) "Demonstrated as Necessary". The Employee's signed written representation to the Administrator that he or she is unable to relieve the financial need (without causing further hardship) through reasonable efforts to do all of the following:

         10.5    Withdrawal Processing

                 (b) Application and Notice. A Participant shall apply for any type of withdrawal in such manner and with such advance notice as prescribed by the Administrator. The Participant shall be provided the notice prescribed by Code section 402(f).

                          If an in-service withdrawal is one to which Code sections 401(a)(11) and 417 do not apply, such in-service withdrawal may commence less than 30 days after the aforementioned notice is provided, if:

                          (1) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notice to consider his or her option to elect or not elect a Direct Rollover for the portion, if any, of his or her in-service withdrawal which will constitute an Eligible Rollover Distribution; and


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


                          (2) the Participant after receiving such notice, affirmatively elects a Direct Rollover for the portion, if any, of his or her in-service withdrawal which will constitute an Eligible Rollover Distribution or alternatively elects to have such portion made payable directly to him or her, thereby not electing a Direct Rollover.

                 (c) Approval. The Administrator, or the Trustee if otherwise authorized by the Administrator and agreed to by the Trustee, is responsible for determining that a withdrawal request conforms to the requirements described in this Section and granting such request.

                 (e) Medium and Form of Payment. With regard to the portion of a withdrawal representing an Eligible Rollover Distribution, a Participant may elect a Direct Rollover. The form of payment for an in-service withdrawal shall be a single lump sum and payment shall be made in cash.

                 (g) In-Service Withdrawals After December 31, 1992. [DELETED ENTIRE SUBSECTION]

8. Section 11 is amended to restate the Heading thereof, to restate in its entirety Subsections 11.1, 11.2 and 11.3, to delete Subsection
         11.4 and to redesignate all subsequent Subsections as follows:

         11      DISTRIBUTIONS ONCE EMPLOYMENT ENDS OR AS REQUIRED BY LAW

                 11.1     Benefit Information, Notices and Election

                          A Participant, or his or her Beneficiary in the case of his or her death, shall be provided with information regarding all optional times and forms of distribution available, to include the notices prescribed by Code section 402(f) and Code section 411(a)(11). Subject to the other requirements of this Section, a Participant, or his or her Beneficiary in the case of his or her death, may elect, in such manner and with such advance notice as prescribed by the Administrator, to have his or her vested Account balance paid to him or her beginning upon any Settlement Date following the Participant's termination of employment with all Related Companies or, if earlier, at the time required by law as set forth in Section 11.5.

                          If a distribution is one to which Code sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the aforementioned notices are provided, if:

                          (a) the Participant is clearly informed that he or she has the right to a period of at least 30 days after receipt of such notices to consider the decision as to whether to elect a distribution and if


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


                                  so to elect a particular form of distribution and to elect or not elect a Direct Rollover for all or a portion, if any, of his or her distribution which will constitute an Eligible Rollover Distribution; and

                          (b) the Participant after receiving such notice, affirmatively elects a distribution and a Direct Rollover for all or a portion, if any, of his or her distribution which will constitute an Eligible Rollover Distribution or alternatively elects to have all or a portion made payable directly to him or her, thereby not electing a Direct Rollover for all or a portion thereof.

                 11.2     Payment Form and Medium

                          A Participant may elect to be paid in any of these forms:

                          (a)     a single lump sum,

                          (b) a portion paid in a lump sum, and the remainder paid later, or

                          (c) periodic installments over a period not to exceed the life expectancy of the Participant and his or her Beneficiary.

                          Distributions shall generally be made in cash. Alternatively, a lump sum payment may be made in a combination of cash and whole shares of Company Stock (to the extent invested in the Company Stock Fund). With regard to the portion of a distribution representing an Eligible Rollover Distribution, a Distributee may elect a Direct Rollover for all or a portion of such amount.

                 11.3     Distribution of Small Amounts

                          If, at the time a Participant's employment with all Related Companies ends, the Participant's vested Account balance is $3,500 or less, the Participant's benefit may be paid as a single lump sum, without his or her consent, after his or her employment with all Related Companies ends in accordance with procedures prescribed by the Administrator.

                 11.4 Distribution After December 31, 1992. [DELETED ENTIRE SUBSECTION]

9. Section 12 is amended to restate Subsection 12.1 (e) in its entirety, to delete Subsection 12.1 (j)(4), to restate Subsections 12.5 and 12.7 each in its entirety as follows:


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


         12.1    Contribution Limitation Definitions

                 (e) "Average Percentage". The average of the calculated percentages for Participants within the specified group. The calculated percentage refers to either the "Deferrals" or "Contributions" (as defined in this Section) made on each Participant's behalf for the Plan Year, divided by his or her Compensation for the portion of the Plan Year in which he or she was an Eligible Employee while a Participant. (Employee 401(k) Contributions which will be refunded solely because they exceed the Contribution Dollar Limit are included in the percentage for the HCE Group but not for the NHCE Group if such excess Employee 401(k) Contributions were made to plans of Related Companies.)

                 (j)      (4)     Employees who are eligible..... [DELETED
                                  ENTIRE SUBSECTION]

         12.5    Adjustment for Investment Gain or Loss

                 Any excess Deferrals or Contributions to be refunded to a Participant or forfeited in accordance with Section 12.3 or
                 12.4 shall be adjusted for investment gain or loss. Refunds or forfeitures shall not include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution. However, for Plan Years ending before December 31, 1993, refunds or forfeitures shall include investment gain or loss for the period between the end of the applicable Plan Year and the date of distribution.

         12.7    Separate Testing

                 (a) Multiple Employers: The determination of HCEs, NHCEs, and the performance of the testing and any corrective action resulting therefrom shall be made separately with regard to the Employees of each Employer (and its Related Companies) that is not a Related Company with the other Employer(s).

                 (b) Collective Bargaining Units: The performance of the ADP Test, and if applicable, the ACP Test and Multiple Use Test, and any corrective action resulting therefrom shall be applied separately to Employees who are eligible to participate in the Plan as a result of a collective bargaining agreement.

                 In addition, separate testing may be applied, at the discretion of the Administrator and to the extent permitted under Treasury regulations, to any group of Employees for whom separate testing is permissible.

10. Section 17 is amended to restate Subsection 17.4 (a) in its entirety and to restate the last sentence of Subsection 17.5 in its entirety as follows:


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


         17.4    Tax Withholding and Payment

                 (a) Withholding. The Trustee shall calculate and withhold federal (and, if applicable, state) income taxes with regard to any Eligible Rollover Distribution that is not paid as a Direct Rollover in accordance with the Participant's withholding election or as required by law if no election is made or the election is less than the amount required by law. With regard to any taxable distribution that is not an Eligible Rollover Distribution, the Trustee shall calculate and withhold federal (and, if applicable, state) income taxes in accordance with the Participant's withholding election or as required by law if no election is made.

         17.5    Trustee Duties and Limitations

                 The Trustee shall not be liable for the proper application of any part of the Trust with respect to any disbursement made at the direction of the Administrator.

11. Section 18 is amended to restate Subsection 18.5 in its entirety as follows:

         18.5    Reallocation of Lost Participant's Accounts

                 If the Administrator cannot locate a person entitled to payment of a Plan benefit after a reasonable search, the Administrator may at any time thereafter treat such person's Account as forfeited and use such amount to offset any Employer Contributions or as otherwise provided in Section 8. If such person subsequently presents the Administrator with a valid claim for the benefit, such person shall be paid the amount treated as forfeited, plus the interest that would have been earned in the Sweep Account to the date of determination. The Administrator shall pay the amount through an additional Employer Contribution or direct the Trustee to pay the amount from the Forfeiture Account.

12. Section 19 is amended to restate the first paragraph and (a) of Subsection 19.1, to restate Subsection 19.3 in its entirety, to add a new Subsection 19.4, to redesignate each subsequent Subsection, and to restate in its entirety Subsection 19.5 (formerly Subsection 19.4) as follows:

         19.1    Amendment

                 The Company reserves the right to amend this Plan and Trust at any time, to any extent and in any manner it may deem necessary or appropriate. The Company (and not the Trustee) shall be responsible for adopting any amendments necessary to maintain the qualified status of this Plan and Trust under Code sections 401(a) and 501(a). If the Committee is acting as the Administrator in accordance with Section 15.6, it shall have the authority to


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


                 adopt Plan and Trust amendments which have no substantial adverse financial impact upon any Employer or the Plan. All interested parties shall be bound by any amendment, provided that no amendment shall:

                 (a) become effective unless it has been adopted in accordance with the procedures set forth in Section 19.4;

         19.3    Plan Termination

                 The Company may, at any time and for any reason, terminate the Plan in accordance with the procedures set forth in Section 19.4, or completely discontinue contributions. Upon either of these events, or in the event of a partial termination of the Plan within the meaning of Code section 411(d)(3), the Accounts of each affected Employee who has not yet incurred a Break in Service shall be fully vested. Complete distributions or withdrawals will be made in accordance with the terms of the Plan as in effect at the time of the Plan's termination or as thereafter amended provided that a post-termination amendment will not be effective to the extent that it violates Section
                 19.1 unless it is required in order to maintain the qualified status of the Plan upon its termination. The Trustee's and Employer's authority shall continue beyond the Plan's termination date until all Trust assets have been liquidated and distributed.

                 The Employers hereby agree to indemnify the Trustee against any and all liabilities resulting from the termination of the Plan or Trust (1) including (without limitation) any expenses reasonably attributable to the Company's failure to apply for a favorable determination from the Internal Revenue Service with respect to the qualification of the Plan upon its termination, any other expenses reasonably incurred in the defense of any claim relating to this Plan's termination, and amounts paid in any settlement relating to any such liability, but (2) excluding liability resulting from actions or inactions made in bad faith, or resulting from the gross negligence or willful misconduct of the Trustee.

         19.4    Amendment and Termination Procedures

                 The following procedural requirements shall govern the adoption of any amendment or termination (a "Change") of this Plan and Trust:

                 (a) The Company may adopt any Change by action of its board of directors in accordance with its normal procedures.

                 (b) The Committee, if acting as Administrator in accordance with Section 15.6, may adopt any amendment within the scope of its authority provided under
                          Section 19.1 and in the manner specified in Section 15.7(a).

                 (c)      Any Change must be set forth in writing.


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L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


                 (d) If the effective date of any Change is not specified in the document setting forth the Change, it shall be effective as of the date it is signed by the Company's board of directors or its designee, except to the extent that another effective date is necessary to maintain the qualified status of this Plan and Trust under Code sections 401(a) and 501(a).

                 (e) No Change shall become effective until it is accepted and signed by the Trustee (which acceptance shall not unreasonably be withheld).

         19.5    Termination of Employer's Participation

                 Any Employer may, at any time and for any reason, terminate its Plan participation by action of its board of directors in accordance with its normal procedures. Written notice of such action shall be signed and dated by an executive officer of the Employer and delivered to the Company. If the effective date of such action is not specified, it shall be effective on, or as soon as reasonably practicable, after the date of delivery. Upon the Employer's request, the Company may instruct the Trustee and Administrator to spin off all affected Accounts and underlying assets into a separate qualified plan under which the Employer shall assume the powers and duties of the Company. Alternatively, the Company may treat the event as a partial termination described above or continue to maintain the Accounts under the Plan.

Effective February 1, 1995:

1. Section 2 is amended to restate Subsection 2.1 in its entirety as follows:

         2.1     Eligibility

                 All Participants as of February 1, 1995 shall continue their eligibility to participate. Each other Eligible Employee shall become a Participant on February 1, 1995 or thereafter on the first day of the next payroll period after the date he or she attains age 21 and completes a 30 day eligibility period in which he or she is credited with at least 83 Hours of Service. The initial eligibility period begins on the date an Employee first performs an Hour of Service. Subsequent eligibility periods begin with the start of each month beginning after the first Hour of Service is performed.


Date: December 29, 1994            L.A. GEAR, INC.

                                   By: /s/ Tracey C. Doi
                                      ------------------------------------
                                      Title: Vice President and Controller


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
L.A. GEAR, INC.                                                  AMENDMENT NO. 1
EMPLOYEE STOCK SAVINGS PLAN AND TRUST


The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

Date: January 9, 1995            WELLS FARGO BANK, NATIONAL ASSOCIATION

                                 By: /s/  Delores Upton
                                    -----------------------------------
                                    Title: Vice President

Date: January 9, 1995            WELLS FARGO BANK, NATIONAL ASSOCIATION

                                 By: /s/ Gwyn E. Slack
                                    -----------------------------------
                                    Title: Vice President


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